UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Correspondence with Financial Advisors and Broker Dealers

Filed as Exhibit 99.1 to this Current Report, and incorporated by reference in this Item 7.01, is the text of a correspondence from CNL Growth Properties, Inc. (the “Company”, “we”, “our”) to financial advisors and broker dealers who participated in the Company’s public offerings, notifying them that the board of directors of the Company (the “Board”) unanimously approved $5.01 per share as the estimated net asset value of the Company’s common stock as of December 31, 2016.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By furnishing the information contained in this Item 7.01 disclosure, including Exhibit 99.1, the Company makes no admission as to the materiality of such information.

Item 8.01	Other Events

Determination of Estimated Net Asset Value per Share as of December 31, 2016

Background and Conclusion

In order to assist Financial Industry Regulatory Authority (“FINRA”) members and their associated persons who participated in the Company’s public offerings in meeting their customer account statement reporting obligations under National Association of Securities Dealers Conduct Rule 2340, the Company prepares and announces at least annually an estimated net asset value (“NAV”) per share of its common stock.

To assist the Board and the Company’s valuation committee, which is comprised solely of the Company’s independent directors (the “Valuation Committee”), with establishing an estimated NAV per share of the Company’s common stock as of December 31, 2016 (the “Valuation Date”), the Company engaged CBRE, Inc. (“CBRE”), an independent appraisal firm to provide restricted use MAI (defined below) real estate appraisals of our seven remaining real estate properties (the “Appraisals”). The engagement of CBRE was based on a number of factors including, CBRE’s and its affiliates’ experience as one of the world’s largest commercial real estate services and investment firms, and CBRE’s familiarity with our portfolio as it has provided real estate appraisals for all of the Company’s previous NAV determinations. Our advisor, CNL Global Growth Advisors, LLC (the “Advisor”), developed a valuation analysis of the Company, utilizing the Appraisals, and provided the analysis to the Valuation Committee containing, among other information, a NAV per share for the Company’s common stock as of the Valuation Date (the “Valuation Report”).

On January 24, 2017, the Valuation Committee reviewed the Valuation Report and concluded that the NAV per share for the Company’s common stock was reasonable, and unanimously approved a recommendation to the Board to approve and adopt $5.01 as the Company’s estimated NAV per share as of the Valuation Date. At a special meeting of the Board held on January 24, 2017, the Board accepted the recommendation of the Valuation Committee and unanimously approved $5.01 as the Company’s estimated NAV per share as of December 31, 2016 (the “2016 NAV”). The 2016 NAV reflects various asset sales in 2015 and 2016 for which partial distributions in the amount of $3.00 and liquidating distributions in the aggregate amount of $4.65 per share were paid to the Company’s stockholders in 2015 and 2016, respectively. Total 2015 partial distributions and 2016 liquidating distributions through December 31, 2016 were $7.65.

The Board estimated the 2016 NAV based on certain recommendations and methodologies of the Investment Program Association, a trade association for non-listed direct investment vehicles (“IPA”), as set forth in IPA Practice Guideline 2013-01 “Valuations of Publicly Registered Non-Listed REITs” (“IPA Practice Guideline 2013-01”). The 2016 NAV is adjusted for transaction costs and anticipated expenses and income that we expect the Company to incur or earn from the properties through the sale date of each property plus expenses related to the plan of liquidation and dissolution approved by stockholders on August 4, 2016. The 2016 NAV as estimated, will likely change prior to the completion of the Company’s liquidation, and does not necessarily represent the amount a stockholder would receive now or in the future. The 2016 NAV is based on a number of assumptions, estimates and data that are inherently imprecise and susceptible to uncertainty and changes in circumstances. Please see “Overview of Major Assumptions,” “Valuation Methodologies,” “Valuation Summary,” and “Additional Information Regarding the Valuation and Limitations of the 2016 NAV” below.

Overview of Major Assumptions

The Advisor relied on the following sources in determining the major assumptions utilized in the Valuation Report:

•	Restricted-use MAI (defined below) appraisals of each of the Company’s multifamily properties (“MAI Appraisals”);

•	The Company’s filings with the SEC;

•	Financial materials, projections and guidance provided by the Company’s senior management and by the Company’s joint venture partners;

•	Market intelligence and broker opinions of value; and

•	The Advisor’s experience from previous property sales of the Company.

The MAI Appraisals were prepared in accordance with the Uniform Standards of Professional Appraisal Practice by CBRE, who is a member of the Appraisal Institute and have Member of Appraisal Institute (“MAI”) designations. The individual appraisers determined capitalization rates based on comparable sales and other market intelligence.

Valuation Methodologies

As of the Valuation Date, the Company’s real estate portfolio consisted of seven multifamily properties, all of which were operating assets; however, two of which have not reached stabilization as of the Valuation Date. All of the properties are owned through joint venture arrangements. In preparation of the Valuation Report, the Advisor conducted a valuation analysis of the Company and provided a NAV per share for the Company’s common stock as of the Valuation Date. The following summarizes the valuation methodologies applied by the Advisor:

As-is appraised values as of December 31, 2016 from the MAI Appraisals were used for each of the Company’s properties. In the MAI Appraisals, future operating cash flows for each of the properties were estimated, in part, by utilizing historical cash flows from realized rents adjusted as appropriate based on information extracted from the local market, with a lease-up discount applied to properties not yet stabilized. The lowest as-is appraised value as of December 31, 2016 was used for the two properties not yet stabilized.

Utilizing the appraised values and estimates of future cash flows, the Advisor assumed a sale of the properties and liquidation of the joint ventures in accordance with the governing agreements no later than December 31, 2017 in order to derive an equity value to the Company for each of the properties.

Valuation Summary

The Advisor set a range on the weighted average capitalization rate of each asset that represents an approximate 5 percent sensitivity on the capitalization rate ranges. The weighted average capitalization rate was 5.52% with a range of 5.38% to 5.66%. Using the lower capitalization rate has a positive $0.19 impact on the NAV per share. Conversely, the higher capitalization rate has a negative $0.21 impact on the NAV per share.

In its Valuation Report, the Advisor included an estimate of the value of the Company’s assets at December 31, 2016, other than real estate and its liabilities other than mortgage debt, including cash and select other assets, accounts payable, and other accrued expenses and other liabilities. Such values were estimated by the Company’s Advisor using the Company’s preliminary balance sheet as of December 31, 2016.

The Valuation Report contained analyses of capitalization rate changes as of the Valuation Date, including deductions for estimated transaction costs, anticipated expenses and income that we expect the Company to incur or earn from the properties through the sale date of each property plus expenses related to the plan of dissolution approved by stockholders on August 4, 2016, and subordinated incentive fees payable to the Advisor in a liquidation. Taking into consideration the reasonableness of the valuation methodologies, assumptions and conclusions contained in the Valuation Report, the Board estimated the Company’s NAV to be approximately $113.7 million, after estimated transaction costs and subordinated incentive fees payable to the Advisor in a liquidation, or $5.01 per share, based on a share count of approximately 22.5 million shares issued and outstanding as of the Valuation Date.

As with any valuation methodology, the methodologies considered by the Valuation Committee and the Board in reaching the estimated 2016 NAV are based upon all of the foregoing estimates, assumptions, judgments and opinions, which may, or may not, prove to be correct; and the use of different estimates, assumptions, judgments or opinions could have resulted in significantly different estimates of the value of the Company’s shares.

Material Components of the 2016 NAV

The below table summarizes the material components of the Company’s estimated NAV and estimated NAV per share of common stock as of December 31, 2016. Upon the completion of the Company’s acquisition phase in April 2015, the Company and the Advisor began to explore strategic alternatives for stockholder liquidity, and in August 2015 the Company formed a committee comprised solely of the Company’s independent directors to oversee the process and engaged CBRE Capital Advisors, Inc. (“CBRE Cap”), an affiliate of CBRE to serve as exclusive financial advisor to assist the Company and the special committee with the process. In view of such developments, beginning with the calculation of the estimated 2015 NAV, the Company included the costs of a hypothetical liquidation event as of its valuation date. In 2016, the Company continued its liquidation event process and obtained stockholder approval of the plan of liquidation and dissolution on August 4, 2016. Accordingly, the calculation of the estimated 2016 NAV includes estimated transaction costs, anticipated expenses and income expected to be incurred or earned by the Company from the properties through the sale date of each property plus expenses related to the plan of dissolution. Along with our leasing and management partners, we continue to actively manage our remaining communities and our Company to optimize performance and maximize value. Although the Company is not obligated to enter into any particular liquidity transaction, we anticipate it will take between 12 to 24 months from the stockholders’ approval of the plan of dissolution to complete liquidation and wind-up the Company. However, there is no specific date by which a final liquidity event must occur, and there is no assurance a transaction will occur in the near term, or that the process will result in complete stockholder liquidity.

Table of Value Estimates for Components of Net Asset Value (1)

(Approximate $ in 000’s, except per share value)

	NAV as of 12/31/16	NAV Per Share as of 12/31/16
Value of equity in operating assets and development projects (2)	$112,943	$5.01
Cash and cash equivalents (3)	16,712	0.74
Other assets (4)	235	0.01
Accounts payable and other accrued expenses	(4,615)	(0.20)
Other liabilities (5)	(2,685)	(0.12)

NAV per share (Before incentive fees)	$122,590	$5.44
Less: Incentive fees to Advisor (6)	(2,700)	(0.12)

Adjusted NAV per share (Net of incentive fees)	$119,890	$5.32
Less: Anticipated potential transaction costs (7)	(6,901)	(0.31)

Adjusted NAV per share (Net of incentive fees, adjustments and transaction costs)(8)	$112,989	$5.01

(1)	Balance sheet items reflect management’s preliminary balance sheets as of the applicable valuation dates, adjusted for the Company’s ownership share.
(2)	Represents the Company’s share of equity, including promote structures in each venture.
(3)	Includes restricted cash.
(4)	Includes accounts receivable
(5)	Includes amounts due to related parties, security deposits and prepaid rent.
(6)	Calculated per the Advisory Agreement.
(7)	Assumes a liquidation event by December 31, 2017 and estimated transaction costs of 1.25 percent of property values allocated between the Company and its development partners.
(8)	The NAV per share is an estimate and likely will change before the Company completes its liquidation.

Additional Information Regarding the Valuation and Limitations of the 2016 NAV

Throughout the valuation process, the Valuation Committee, the Company’s Advisor and management reviewed, confirmed and approved the processes and methodologies and their consistency with real estate industry standards and best practices.

The Valuation Report was based upon market, economic, financial and other information, circumstances and conditions existing prior to the Valuation Date and any material change in such information, circumstances and/or conditions may have a material effect on the Company’s estimated 2016 NAV. CBRE’s MAI Appraisals were addressed solely to the Advisor to assist the Advisor in establishing the Advisor’s Valuation Report, were not addressed to the public and should not be relied upon by any other person to establish an estimated value of the Company’s real estate properties or the Company’s common stock. The Advisor’s valuation materials were addressed solely to the Company to assist the Valuation Committee and the Board in establishing an estimated 2016 NAV, were not addressed to the public and should not be relied upon by any other person to establish an estimated value of the Company’s common stock. The Valuation Report does not constitute a recommendation by the Advisor or CBRE to purchase or sell any shares of the Company’s common stock. CBRE and its affiliates are not responsible for the Board’s determination of the estimated 2016 NAV or any other estimated NAV per share of the Company’s common stock.

While CBRE reviewed for reasonableness the information supplied or otherwise made available to it by the Company or the Company’s Advisor, CBRE assumed and relied upon the accuracy and completeness of all such information and of all information supplied or otherwise made available to it by any other party, and did not undertake any duty or responsibility to verify independently any of such information. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with CBRE, CBRE assumed that such forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company, and relied upon the Company to advise CBRE promptly if any information previously provided became inaccurate or was required to be updated during the period of its review. In connection with its work in preparing the Appraisals, CBRE did not, and it was not requested to, solicit third party indications of interest for the Company.

In performing their respective analyses, CBRE and the Advisor made numerous assumptions as of various points in time with respect to industry performance, general business, economic and regulatory conditions, current and future rental market for the Company’s properties, many of which are necessarily subject to change and beyond the control of CBRE, the Advisor and the Company. The analyses performed by CBRE are not necessarily indicative of actual values, trading values or actual future results of the Company’s real estate properties that might be achieved, all of which may be significantly more or less favorable than suggested by the MAI Appraisals. The analyses performed by the Advisor are not necessarily indicative of actual values, trading values or actual future results of the Company’s common stock that might be achieved, all of which may be significantly more or less favorable than suggested by the Valuation Report. The respective analyses do not purport to reflect the prices at which the properties may actually be sold, and such estimates are inherently subject to uncertainty. The actual value of the Company’s common stock may vary significantly depending on numerous factors that generally impact the price of securities, the financial condition of the Company and the state of the real estate industry more generally. Accordingly, with respect to the estimated NAV per share of the Company’s common stock, none of the Company, the Advisor or CBRE can give any assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value per share;

•	a stockholder would ultimately realize distributions per share equal to the Company’s estimated net asset value per share upon liquidation of the Company’s assets and settlement of the Company’s liabilities or a sale of the Company;

•	the Company’s shares would trade at a price equal to or greater than the estimated NAV per share if the Company listed them on a national securities exchange; or

•	the methodology used to estimate the Company’s NAV per share would be acceptable to FINRA or under the Employee Retirement Income Security Act (ERISA) for compliance with its reporting requirements.

The estimated 2016 NAV was determined by the Board as of the Valuation Date, however, the value of the Company’s shares will fluctuate over time as a result of, among other things, developments related to individual assets and responses to the real estate and capital markets.

CBRE Group, Inc. (“CBRE Group”) is a Fortune 500 and S&P 500 company headquartered in Los Angeles, California and one of the world’s largest commercial real estate services and investment firms (in terms of 2015 revenue). CBRE Cap, a FINRA registered broker-dealer and a subsidiary of CBRE Group, is an investment banking firm that specializes in providing real estate financial services. CBRE Cap and its affiliates possess substantial experience in real estate appraisals and the valuation of real estate assets similar to those owned by the Company. For the preparation of the Appraisals, the Company paid CBRE Cap a customary fee for services of this nature, no part of which was contingent relating to the provision of services or specific findings. In the past three years, the Company has engaged CBRE Cap to provide valuation analyses of the Company as of December 31, 2013, December 31, 2014 and December 31, 2015. The Company also engaged CBRE Cap affiliates to assist with the sale of the Company’s Gwinnett Center and Long Point properties. More recently, as part of the Company’s process of exploring strategic alternatives, in September 2015 the Company engaged CBRE Cap to act as exclusive financial advisor to assist with the process. Under the terms of the engagement, CBRE Cap will provide various financial advisory services, as requested by the Company and the board of directors and as customary for an engagement in connection with exploring strategic alternatives. Further, during the past five years, certain of the Company’s affiliates have engaged affiliates of CBRE primarily for various real estate-related services, and the Company anticipates that affiliates of CBRE will continue to provide similar real estate-related services in the future. In addition, certain affiliates of the Company’s Advisor have engaged or expect to engage CBRE Cap to serve as their third party valuation advisor, and the Company may in its discretion engage CBRE Cap to assist the Board in future determinations of the Company’s estimated NAV. The Company is not affiliated with CBRE Group, CBRE Cap or any of their affiliates. While the Company and affiliates of the Advisor have engaged and may engage CBRE Cap or its affiliates in the future for valuations and commercial real estate-related services of various kinds, the Company believes that there are no material conflicts of interest with respect to the Company’s engagement of CBRE Cap.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Text of correspondence from the Company to Financial Advisors and Broker-Dealers regarding the 2016 NAV.

Caution Concerning Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the purported value of the Company’s common stock, constitute “forward-looking statements”

within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2017		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall Senior Vice President of Operations